                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 13, 1999



                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         MARYLAND                                     1-9524                                 33-0204126
----------------------------                  ------------------------                  -------------------
(STATE OR OTHER JURISDICTION                  (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
        OF INCORPORATION)                                                               IDENTIFICATION NO.)



          610 WEST ASH STREET, SUITE 1600, SAN DIEGO, CALIFORNIA 92101
          ------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                     -------
 (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT )

ITEM 5.  OTHER EVENTS.

         On September 13, 1999, the Board of Directors of Burnham Pacific Properties, Inc. (the "Company") sent a letter to the Company's shareholders. A copy of this letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

99.1                                Letter, dated September 13, 1999, from the
                                    Company's Board of Directors addressed to the Company's shareholders.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                                           BURNHAM PACIFIC PROPERTIES, INC.



Dated:  September 13, 1999                 By:   /s/ Daniel B. Platt
                                                 ------------------------
                                           Name:  Daniel B. Platt
                                           Title: Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

99.1                                Letter, dated September 13, 1999, from the
                                    Company's Board of Directors addressed to the Company's shareholders.





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